EXHIBIT 14(b)

                               Power of Attorney


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                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                               POWER OF ATTORNEY

The Life Insurance Company of Virginia, a Virginia Corporation, (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Paul E. Rutledge III, Selwyn L. Flournoy, Jr., and J. Neil McMurdie, (with full power to each of them to act alone) as his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including any and all pre-and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, THE LIFE INSURANCE COMPANY OF VIRGINIA has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, on this 16th day of April, 1997.

                            THE LIFE INSURANCE COMPANY OF VIRGINIA


                            By:  /s/PAUL E. RUTLEDGE III
                               -----------------------------------
                                 Paul E. Rutledge III
                                 President and Chief Executive Officer



ATTEST:

/s/LINDA L. LANAM
----------------------------
Linda L. Lanam, Secretary


                       (Signatures Continue on Next Page)



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Name                        Title


/s/RONALD V. DOLAN          Director and Chairman
----------------------------
Ronald V. Dolan

/s/PAUL E. RUTLEDGE III     Director, President and Chief Executive Officer
----------------------------
Paul E. Rutledge III        (Principal Executive Officer)

/s/SELWYN L. FLOURNOY, JR.  Director and Senior Vice President
----------------------------
Selwyn L. Flournoy, Jr.     (Principal Financial and Principal Accounting
                            Officer)

/s/WILLIAM D. BALDWIN       Director and Senior Vice President
----------------------------
William D. Baldwin

/s/ROBERT A. BOWEN          Director and Senior Vice President
----------------------------
Robert A. Bowen

/s/LINDA L. LANAM           Director and Senior Vice President
----------------------------
Linda L. Lanam

/s/VICTOR C. MOSES          Director
----------------------------
Victor C. Moses

/s/GEOFFREY S. STIFF        Director
----------------------------
Geoffrey S. Stiff

/s/THOMAS A. BAREFIELD      Director and Senior Vice President
----------------------------
Thomas A. Barefield

/s/ROBERT D. CHINN          Director and Senior Vice President
----------------------------
Robert D. Chinn